Exhibit 99.1 Corporate Presentation July 2024

Cautionary note regarding forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or other similar terms or expressions that concern our expectations, plans and intentions. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions. Forward-looking statements include, without limitation, statements regarding: preclinical and clinical development of Viridian’s product candidates VRDN-001, VRDN-003, VRDN-006 and VRDN-008; enrollment in Viridian’s clinical studies; upcoming milestones and potential data results, including topline results; the potential utility, efficacy, potency, safety, clinical benefits, clinical response and activity, treatment burden and convenience of VRDN-001, VRDN-003, VRDN-006 and VRDN-008; that VRDN-001 has the potential to improve patient experience with a differentiated dosing regimen and reduce treatment burden to patients; the time to market and commercial viability of Viridian’s product candidates; potential market sizes and market opportunities, including for Viridian’s product candidates; later-entrant subcutaneous therapies having the potential to expand the market and take market share from incumbent IV; Viridian’s product candidates potentially being best-in-class; anticipated start dates and designs of studies, including the VRDN-003 pivotal program and clinical trials REVEAL-1 and REVEAL-2; VRDN-003 SC dosing regimens being predicted to achieve exposure levels associated with VRDN-001 IV clinical activity; potential dosing regimens and trial designs; core clinical packages to support registration; plans for a commercial launch of VRDN-003 with an auto-injector; alignment with regulatory authorities and anticipated regulatory submissions, including the anticipated BLA submissions for VRDN-001 and VRDN-003 and the anticipated IND submission for VRDN-006; and Viridian’s cash runway lasting into the second half of 2026. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: the potential utility, efficacy, potency, safety, clinical benefits, clinical response and activity, treatment burden and convenience of Viridian’s product candidates; the relationship between the results from the positive data from completed or ongoing clinical trials and the results of ongoing or future clinical trials; that preliminary data may not be representative of final data; the timing, progress and plans for our ongoing or future research, preclinical and clinical development programs; trial protocols for ongoing clinical trials; regulatory interactions; expectations regarding the timing for regulatory filings; expectations regarding the timing for enrollment and data; uncertainty and potential delays related to clinical drug development; the duration and impact of regulatory delays in our clinical programs; the timing of and our ability to obtain and maintain regulatory approvals for our therapeutic candidates; manufacturing and supply chain risks; competition from other therapies or products; estimates of market size; other matters that could affect the sufficiency of existing cash, cash equivalents and short-term investments to fund operations; our financial position and its projected cash runway; our future operating results and financial performance; Viridian’s intellectual property position; and the timing of preclinical and clinical trial activities and reporting results from same. These and other risks, uncertainties and important factors are described in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 8, 2024 and our other subsequent disclosure documents filed with the SEC. The forward-looking statements in this presentation represent our views as of the date of this presentation. Neither we, nor our affiliates, advisors, or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Viridian is building upon proven first market entrants to develop differentiated next-generation products that benefit patients Identify market opportunities with clear remaining unmet need Determine key areas of potential product differentiation First-generation product establishes significant opportunity for next-generation strategy Engineer potential best-in-class antibodies and therapeutic proteins Rapidly advance programs to patients 3

Differentiated pipeline: late-stage Thyroid Eye Disease programs and preclinical FcRn portfolio DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 VRDN-001 Thyroid Eye Intravenous Disease (anti–IGF-1R) On track to Portfolio VRDN-003 initiate Phase 3 Subcutaneous in August 2024 VRDN-006 FcRn-targeting Fc fragment FcRn-Targeting Autoimmune Portfolio VRDN-008 Extended half-life FcRn inhibitor 4 FcRn = neonatal Fc receptor, IGF-1R = insulin-like growth factor-1 receptor, TED = thyroid eye disease.

Significant progress in 2024 to date – All catalysts on track

	Progress	Anticipated Catalysts
VRDN-001 Intravenous	THRIVE: completed and exceeded enrollment in March THRIVE-2: enrollment target reached; topline data on track for year-end 2024	**THRIVE topline:** Sept. 2024 **THRIVE-2 topline:** Year-end 2024 **VRDN-001 BLA:** 2H 2025
VRDN-003 Subcutaneous	Positive FDA Type C meeting completed Phase 3 REVEAL-1 and REVEAL-2 clinical trials planned in active and chronic TED	**REVEAL-1 & REVEAL-2 initiation:** Aug. 2024 **Topline data:** 1H 2026 **VRDN-003 BLA:** Year-end 2026
FcRn Portfolio	2H 2024 catalysts remain on track	**VRDN-006:** IND by year-end 2024 **VRDN-008:** NHP data in 2H 2024
Financial	$613.2M cash as of March 31, 2024; runway into 2H 2026	

BLA = Biologics License Application, FDA = Food and Drug Administration, IND = Investigational New Drug, NHP = non-human primate.

5

VIRIDIAN

Thyroid Eye Disease (TED) Portfolio 6

TED is an autoimmune condition characterized by inflammation, growth, and damage to tissues around and behind the eyes

Autoantibodies trigger **IGF-1R**/TSHR pathway[1]

Heterogeneous **autoimmune disease** with clinical signs and symptoms that can vary or modulate following onset, in some cases for **the rest of a patient's life**[2,3]

Main signs include **proptosis** (eye bulging), redness, swelling, diplopia (double vision), and lid retraction[2,3]

Severe cases can cause **sight-threatening optic nerve compression**[4]

An estimated **190K people in the US** alone have moderate to severe TED[5]

Normal Eye Anatomy | **Thyroid Eye Disease (TED)**


Bulging Eyes
Optic Nerve
Enlargement of extraocular muscles

People living with TED experience proptosis, redness, swelling, diplopia, and lid retraction



Sources: [1] George A et al. Front. Endocrinol. 11:629925 (2021), [2] Smith TJ et al. NEJM. 2016;375(16):1552–1565., [3]Bahn RS. NEJM. 2010; 326(8): 726-738., [4] Bartley GB et al. Am J Ophthalmol 1996;121:284-90., [5] Viridian-sponsored market research, includes active and chronic TED. TED patient images are from NEJM, Bahn RS, Graves Ophthalmopathy, 362(8): 726-738. Copyright © (2010) Massachusetts Medical Society. Reprinted with permission from Massachusetts Medical Society.

IGF-1R = insulin-growth factor 1 receptor, TED = thyroid eye disease, TSHR = thyroid stimulating hormone receptor.

7

VIRIDIAN

Anti-IGF-1R is the only approved targeted mAb treatment for TED

VALIDATED TARGET WITH PROVEN EFFICACY

Anti–IGF-1R is the **only targeted mechanism approved for TED**[1]

Both active and chronic TED patients demonstrate substantial benefit regardless of disease duration[2,3]

WELL-ESTABLISHED SAFETY PROFILE

In teprotumumab[2,3] clinical studies:

- Majority of **AEs were mild**
- AEs **are generally transient & reversible**

Interviewed treating physicians cite comfort with managing **AEs**[4]

More than 15k[5] TED patients have received teprotumumab to date

[1] Teprotumumab Prescribing Information; [2] Douglas RS et al. *N Engl J Med.* 2020. [3] Douglas RS, et al. *Clin Endocrinol Metab.* 2024. [4] Viridian market research on file, [5] TEPEZZA® (teprotumumab-trbw) Patient Website

AEs = Adverse Events, IGF-1R = insulin-like growth factor-1 receptor, TED = Thyroid Eye Disease

8

VIRIDIAN

TED represents a large market opportunity for novel differentiated treatments and global growth potential

Teprotumumab Net Sales (US)


~$1.8 B[1]
2023

Large Market with Limited Options

- **~190k people with moderate-to-severe TED** in the US alone[2]
- ~15k[3] TED patients treated to date with IV teprotumumab, the **only approved targeted therapy**
- **High Burden of Treatment:** Teprotumumab requires 8 infusions; one every three weeks[4]; requires visits to infusion center which may not be convenient for many patients

Primed for New Entrants and Growth

- **New-Start Market – every patient is a new patient regardless of time of diagnosis**
  Opportunity to treat active and chronic TED; no maintenance treatment to disrupt
- **Need for Lower Treatment Burden[5]**:
  – VRDN-001 potential to lower IV burden with ~70% less total time in chair[6]
  – SC VRDN-003 potential to transform patient convenience and increase patient access
- **Significant ex-US markets** with large, underserved TED patient population[2,5]

Significant opportunity remains for novel therapies to overcome the burden of current TED therapy and address the outstanding unmet need

Sources: [1] Amgen Q4 2023 filings, Horizon Q1-Q3 2023 SEC filings, [2] Viridian analysis including Viridian-sponsored market research, includes active and chronic TED, [3] TEPEZZA® (teprotumumab-trbw) Patient Website, [4] Teprotumumab Prescribing Information, [5] Viridian-sponsored market research, [6] Viridian internal analysis

IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, SC = subcutaneous, TED = thyroid eye disease.

9

VIRIDIAN

Building upon a proven MOA with demonstrated efficacy, Viridian is developing two differentiated anti–IGF-1R mAbs VRDN-001 (IV) VRDN-003 (SC) VRDN-001 and VRDN-003 have the same binding domain VRDN-003 is engineered for a longer half-life, shown to be 40–50 days in a HV study, 4–5x that of VRDN-001 Source: Viridian data on file. 10 IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, mAbs = monoclonal antibodies, MOA = mechanism of action, SC = subcutaneous, HV = healthy volunteers.

VRDN-001 Intravenous anti–IGF-1R 11

Phase 2: VRDN-001 in active TED showed robust clinical activity after two infusions in all dose cohorts

		Signs: Improvement in proptosis		Symptoms: Improvement in Clinical Activity Score (CAS) and diplopia score		
	Overall response: Signs + symptoms (Improvement in proptosis & clinical activity score)	**Proptosis: Responder rate** (% with ≥2mm reduction from baseline to week 6)	**Proptosis: Mean change by exophthalmometry** (change from baseline to week 6)	**CAS*: Score of 0 or 1** (% achieving CAS of 0 or 1 at week 6)	**CAS*: Mean change** (change from baseline to week 6)	**Diplopia: Complete resolution**** (% improved to a score of 0 at week 6)
VRDN-001 (Active TED Phase 2 Trial Cohorts: 3, 10 or 20 mg/kg; week 6 after two doses) n=21	**67%**	**71%**	**-2.3 mm**	**62%**	**-4.1**	**54%**
3 mg/kg / 10 mg/kg / 20 mg/kg n=9 / n=6 / n=6	56% / 83% / 67%	67% / 83% / 67%	-2.7 mm / -2.4 mm / -1.7 mm	67% / 83% / 33%	-4.2 / -4.3 / -3.7	20% / 75% / 75%
Teprotumumab clinical data (separate study)[1,2,3] (at 10 mg/kg → 20 mg/kg; Week 6 after two doses)	44%	56%	-1.9 mm	22%	-2.1	36%

These data do not represent results of a head-to-head comparative study of teprotumumab against VRDN-001. Comparing data across studies is not reliable due to many factors, including differences in trial design, subject characteristics, and data collection and analysis techniques. Preliminary data are as of data cut-off of December 19, 2023. *Clinical Activity Score (CAS) = a composite 0-7 scale scoring signs and symptoms of TED. **Diplopia was present at baseline in 13 out of 21 drug-treated patients; 4 in 10 and 20 mg/kg dose cohort, 5 in the 3 mg/kg cohort.

Sources: Viridian clinical data on file. [1] Teprotumumab Phase 3 data: Douglas RS, et al, NEJM 382:4, Jan 2020, Douglas RS, et al, Ophthalmology 129:4, Apr 2022., [2] FDA clinical review of teprotumumab BLA completed Jan 13, 2020., [3] Horizon briefing book for teprotumumab to support BLA, Nov 9, 2019.

CAS = Clinical Activity Score, IV = intravenous, TED = thyroid eye disease.

12

VIRIDIAN

Phase 2: VRDN-001 IV was well tolerated in active TED

No serious adverse events (SAEs), no infusion reactions, and no discontinuations in patients treated with VRDN-001

	VRDN-001 3 mg/kg, 10 mg/kg, & 20 mg/kg TED cohorts			
Adverse Reactions:	VRDN-001 3 mg/kg (n=9), n	VRDN-001 10 mg/kg (n=6), n	VRDN-001 20 mg/kg (n=6), n	Placebo (n=5), n
Muscle spasms	2	2	2**	-
Nausea	2	-	-	-
Alopecia	-	-	-	1
Diarrhea	1	2**	1*	-
Fatigue	-	1	-	3
Hyperglycemia	1	-	1*	-
Hearing impairment	1	1	-	-
Dysgeusia	-	-	1	-
Headache	2	1	1	2**
Dry skin	1	-	1	-
Infusion reactions	-	-	-	-

Safety profile generally consistent across 3, 10, and 20 mg/kg cohorts; no SAEs or infusion reactions

Preliminary data are as of data cut-off of December 19, 2022. * Deemed unrelated to study drug by the masked investigator ** One patient deemed related and one patient deemed unrelated to study drug by the masked investigators. Other AE that occurred in more than one patient and deemed related to study drug by masked investigators was acne (n=2). Instances were mild and did not require intervention. Muscle spasms were mild and did not require intervention; hearing impairment (n=2) resolved without intervention in both cases. Both patients with hyperglycemia were diabetic at baseline; in 1 case glucose variability was determined by masked PI to be unrelated to drug. Sources: Viridian clinical data on file. IV = intravenous, TED = thyroid eye disease, SAEs = serious adverse events.

13

VIRIDIAN

Phase 2: VRDN-001 IV in chronic TED showed robust clinical activity after two infusions in both dose cohorts

	Signs: Improvement in proptosis			Symptoms: Improvement in Clinical Activity Score (CAS) and diplopia score		
	Proptosis: Responder rate (% with ≥2 mm reduction baseline to week 6)	**Proptosis: Mean change by exophthalmometry** (baseline to week 6)	**Proptosis: Mean change by MRI*** (baseline to week 6)	**CAS: Score of 0 or 1**** (% achieving CAS of 0 or 1 at week 6) Excludes Patients CAS=0 at baseline	**CAS: Mean change**** (baseline to week 6) Patients CAS>0 at baseline	**Diplopia: Complete resolution***** (% improved to a score of 0 at week 6)
VRDN-001 (Chronic TED Phase 2 Cohorts: 10 and 3 mg/kg; week 6 after two doses) n=12	42%	-1.6 mm	-2.0 mm	40%	-2.3	0%
10 mg/kg n=6 / 3 mg/kg n=6	50% / 33%	-1.8 mm / -1.5 mm	-1.5 mm / -2.6 mm	50% / 33%	-2.8 / -2.0	0% / 0%
Teprotumumab clinical data (separate study)[1] (at 10 mg/kg → 20 mg/kg; week 6 after two doses)	36%	-1.17 mm	Not reported	Not reported	Not reported	Not reported

Teprotumumab study limited enrollment to patients with low CAS scores (0 or 1); VRDN-001 study did not limit enrollment based on CAS score

These data do not represent results of a head-to-head comparative study of teprotumumab against VRDN-001. Comparing data across studies is not reliable due to many factors, including differences in trial design, subject characteristics, and data collection and analysis techniques. Preliminary data are as of data cut-off of May 30, 2023. *MRI available for 4 of 6 VRDN-001 10 mg/kg treated patients, 4 of 6 VRDN-001 3 mg/kg treated patients. **2 patients with CAS of 0 at baseline excluded from calculation. ***Includes only participants who had diplopia present at baseline. Diplopia was present at baseline in 5 of 12 VRDN-001 treated patients; 2 in 3 mg/kg cohort, and 3 in 10 mg/kg cohort.

Sources: Viridian clinical data on file. [1] Douglas RS, et al. Clin Endocrinol Metab. 2023 Oct 31:dgad637. CAS = clinical activity score IV = intravenous, MRI = magnetic resonance imaging, TED = thyroid eye disease

14

Phase 2: VRDN-001 IV was well tolerated in chronic TED Reported adverse events occurring in ≥10% of patients VRDN-001 Placebo 10 & 3 mg/kg (n=5), n (n=13*), n Back pain 2 (15%) 0 (0%) 2 (15%) 0 (0%) Muscle spasms 1 (8%) 2 (40%) Headache Ear discomfort 0 (0%) 1 (20%) 0 (0%) 1 (20%) Fatigue 0 (0%) 1 (20%) Flatulence Pruritus 0 (0%) 1 (20%) No serious adverse events (SAEs); no hearing impairment or hyperglycemia events th Preliminary data are as of data cut-off of May 30, 2023. *Though not evaluable at week 6 for clinical activity, the 7 patient randomized in the 3 mg/kg cohort who discontinued the trial prior to week 6 due to leaving the 15 country for a family emergency was followed for safety until their discontinuation. Source: Viridian clinical data on file. IV = intravenous, TED = thyroid eye disease, SAEs = serious adverse events.

Phase 3 THRIVE (active) and THRIVE-2 (chronic) are on track to deliver topline results this year

THRIVE

ACTIVE TED — **Enrollment Complete**

Key Inclusion Criteria
- Proptosis of ≥3 mm
- CAS ≥3
- Onset of TED symptoms within 15 months

Trial Design
- N = 90 (actual enrollment: 113 patients)
- 15-week primary endpoint, 52-week total follow-up
- Double-masked, randomized, placebo-controlled

Topline results expected Sept. 2024

THRIVE-2

CHRONIC TED — **Enrollment Target Reached & Completion Expected in July**

>40% enrollment from the US

Key Inclusion Criteria
- Proptosis of ≥3 mm
- Any CAS (0-7)
- Onset of TED symptoms >15 months

Trial Design
- N = approx.159 (expect to exceed enrollment target)
- 15-week primary endpoint, 52-week total follow-up
- Double-masked, randomized, placebo-controlled

Topline results expected year-end 2024

STRIVE

- Global study of VRDN-001 in TED patients to meet safety database requirement for planned 2H 2025 BLA filing
- Broad patient inclusion criteria (any severity or duration of disease) and an active control arm (no placebo)

BLA = Biologics License Application, CAS = clinical activity score, TED = thyroid eye disease.

16

VIRIDIAN

VRDN-001 has the potential to improve patient experience with a differentiated dosing regimen

	VRDN-001	Teprotumumab[1]	Potential Viridian Differentiators[2]
Mechanism of Action	IGF-1R full antagonist	IGF-1R partial antagonist	Same target & MOA; **more complete receptor inhibition** with VRDN-001
Treatment Regimen	5 infusions given every 3 weeks	8 infusions given every 3 weeks	**~2/3 less volume** infused
Dose	10 mg/kg each dose	20 mg/kg for 7 infusions after 10 mg/kg loading dose	**~2/3 less drug exposure**
Infusion Time	30 minutes	60–90 minutes	**~70% less total time** in chair

Potential for reduced treatment burden to patients

Sources: [1] Teprotumumab Prescribing Information; [2] Viridian internal analysis on file

IGF-1R = insulin-like growth factor-1 receptor; MOA = mechanism of action.

17

VIRIDIAN

VRDN-003 Subcutaneous half-life extended anti–IGF-1R 18

Planned phase 3 clinical trials for VRDN-003 and path to BLA following positive Type C meeting with FDA Core clinical package to support registration ACTIVE TED CHRONIC TED Randomized, double-masked, placebo- Randomized, double-masked, placebo- controlled phase 3 study to demonstrate controlled phase 3 study to demonstrate efficacy & safety in active TED patients efficacy & safety in chronic TED patients Plan to launch VRDN-003 commercially with auto-injector BLA submission for VRDN-003 anticipated by year-end 2026 19 BLA = Biologics License Application, FDA = Food and Drug Administration, TED = thyroid eye disease

Later-entrant SC therapies have demonstrated ability to expand the market and take market share from incumbent IV

IV to SC with same molecule

	IV Drug	SC Drug
CD38	DARZALEX (daratumumab)	DARZALEX Faspro™ (daratumumab and hyaluronidase-fihj)
	IV Launch: *Nov 2015 by J&J for multiple myeloma*	***SC Launch:*** *May 2020 by J&J*

- **85%** of IV market converted in 2 years[1]
- **Doubled** market size after SC launch[1]

IV to SC with new SC entrant

	IV Drug	SC Drug
CD20	OCREVUS® ocrelizumab	Kesimpta® (ofatumumab)
	IV Launch: *Mar 2017 by Roche for MS*	***SC Launch:*** *Aug 2020 by Novartis*

- **30%** of new scripts converted in 3 years[2]
- **Doubled** combined CD20 market size after Kesimpta launch[3,4]

Significant potential opportunity for a best-in-class, long half-life and convenient subcutaneous anti–IGF-1R

Third party trademarks used are the property of their respective owners.

Sources: [1] https://www.fiercepharma.com/pharma/jjs-switch-iv-subcutaneous-darzalex-85-complete-us, [2] Novartis 2022 Q4 results, [3] Roche Earnings, [4] Novartis Q3 2023 Earnings.
CD20 = cluster of differentiation 20 protein, CD38 = cluster of differentiation 30 protein, IV = intravenous, IGF-1R = insulin-like growth factor-1 receptor, MS = multiple sclerosis, SC = subcutaneous.

20 VIRIDIAN

VRDN-003 designed to bring a potentially best-in-class therapy for patients

Teprotumumab IV [1]

8 INFUSIONS
administered every 3 weeks



60–90 min infusions
=
***~8–12 hours** in an infusion chair*

VRDN-003 Autoinjector

Ph3 pivotal program is evaluating two dosing regimens:

3 SC Treatments
Self-administered every 8 weeks

1 loading dose + 2 Q8W

6 SC Treatments
Self-administered every 4 weeks

1 loading dose + 5 Q4W

Potential VRDN-003 Benefits

Easy **self-administration** transforms patient convenience

Infrequent administration & **low volume**

Lower drug exposure potentially **improves safety**

Relieves infusion burden while potentially preserving anti–IGF-1R efficacy

Flexibility for **at-home**-administration

Potential for reduced treatment burden to patients

21

Sources: [1] Teprotumumab Prescribing Information

VIRIDIAN

Phase 1 HV Study: Subcutaneous VRDN-003 showed an extended half-life of 40–50 days and sustained IGF-1 levels after dosing Phase 1 HV Pharmacokinetics (PK) Phase 1 HV Pharmacodynamics (PD) VRDN-003 SC (300 mg single dose) VRDN-003 SC (300 mg single dose) VRDN-003 SC (600 mg single dose) VRDN-003 SC (600 mg single dose) VRDN-003 SC (600 mg + 300 mg multi-dose) VRDN-003 SC (600 mg + 300 mg multi-dose) Placebo 100 6 10 4 1 2 0.1 PK / PD updated 0 0 50 100 150 0 50 100 150 with multi-dose Time (Days) Time (Days) cohort VRDN-003 half-life is 40–50 days VRDN-003 increases IGF-1 levels ~4-fold Source: Preliminary Viridian clinical data on file as of April 12, 2024 data cut. Multi-dose cohort was a 600 mg loading dose followed by a 300 mg second dose at day 28. Six subjects were dosed in each of the single-dose VRDN-003 cohorts, and four subjects were dosed in the multi-dose cohort. 22 IGF-1 = insulin-like growth factor 1, HV = healthy volunteers, PD = pharmacodynamics, PK = pharmacokinetics, SC = subcutaneous. Drug Concentration (μg/mL) Fold Change from Baseline IGF-1

Phase 1 HV Study: Subcutaneous VRDN-003 was well-tolerated VRDN-003 Single Dose SC Two Doses SC Placebo (n = 12) (n = 4) (n = 6) All Observed AEs 9 (n = 3) 2 (n = 2) 2 (n = 2) 3 1 -- AEs deemed to be related to VRDN-003 • No hearing-related AEs 1 1 (8%) -- -- Injection Site Reactions (ISRs) • No treatment-related -- -- -- discontinuations Muscle Spasms -- 1 (25%) -- Hyperglycemia • All VRDN-003 related AEs were Grade 1 (mild), no SAEs 1 -- -- -- Hearing Impairment 1 (8%) -- -- Insomnia • All treatment-related AEs resolved during follow-up 1 (8%) -- -- Hepatic Enzyme Increase # -- -- 1 (16.7%) Severe Adverse Events (SAEs) # -- -- 1 (16.7%) Grade 3/4 AEs Anti-Drug Antibodies (ADAs) Low ADAs detected after Day 71 # One subject in the placebo arm was diagnosed with stage 4 lung cancer, which was considered both a SAE and a Grade 3/4 AE. The subject subsequently withdrew from the study. 1 Source: Preliminary Viridian clinical data on file as of April 12, 2024 data cut. Injection Site Reactions and Hearing Impairment each includes multiple MedDRA terms. 23 AEs = Adverse Events, ADAs = anti-drug antibodies, ISRs = injection site reactions, IV= intravenous, MedDRA = Medical Dictionary for Regulatory Activities, SAEs = serious adverse events, SC = subcutaneous.

PK model shows Q4W and Q8W dosing of VRDN-003 SC achieves key exposure levels between 3–10 mg/kg of VRDN-001 IV

Subcutaneous VRDN-003 Pharmacokinetic (PK) Modeling



100
75
50
25
0
Concentration (μg/mL)
003 Q8W 24 wks
003 Q4W 24 wks
0
10
20
weeks
10 mg/kg IV exposure range (C_{min} to C_{avg})
3 mg/kg IV exposure range (C_{min} to C_{avg})

- **VRDN-003 dosing regimens achieve VRDN-001 exposures shown to be clinically active**
  - VRDN-001 IV showed robust clinical activity at 3 mg/kg & 10 mg/kg dose levels
  - VRDN-003 and VRDN-001 have the same binding domain
  - Subcutaneous Q4W & Q8W VRDN-003 predicted to achieve exposures in this range
- **Both proposed VRDN-003 dosing regimens – Q4W & Q8W – present potential for transformative options for TED patients**

VRDN-003 development expected to proceed along its own clinical development path regarding dosing regimens and safety profile. PK modeling used a 2-compartment model, loading dose of 600 mg, and subsequent doses of 300 mg/doses at specified intervals for 24 weeks. Source: Viridian clinical data and modeling on file.

IV = intravenous, PK = pharmacokinetics, Q4W = every four weeks, Q8W = every eight weeks, SC = subcutaneous, wks = weeks.

24

VIRIDIAN

VRDN-003 registrational trials – REVEAL-1 (active) & REVEAL-2 (chronic) – on track to initiate in August 2024

REVEAL-1

ACTIVE TED

Key Inclusion Criteria

- Proptosis of ≥3 mm
- CAS ≥3
- Onset of TED symptoms within 15 months

Trial Design

- N = 84
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

REVEAL-2

CHRONIC TED

Key Inclusion Criteria

- Proptosis of ≥3 mm
- Any CAS (0–7)
- Onset of TED symptoms >15 months

Trial Design

- N = 126
- 24-week primary endpoint, 52-week total follow-up
- Double-masked, parallel-group, placebo-controlled

Patients without response at 24 weeks may receive open-label VRDN-003

REVEAL trials expected to deliver topline results in 1H 2026 to support BLA filing by year-end 2026

CAS = clinical activity score, TED = thyroid eye disease

25

VIRIDIAN

REVEAL-1 & REVEAL-2 will evaluate Q4W and Q8W active arms of VRDN-003 versus placebo control



Treatment Phase
(20 weeks treatment with primary endpoint at 24 weeks)
Treatment Arms
(1:1:1)
D1[1]
W4
W8
W12
W16
W20
W24
Through W52
VRDN-003 Q4W
VRDN-003 Q8W[2]
Placebo
Primary Endpoint Analysis
Primary efficacy endpoint:
Proptosis responder rate
Key secondary endpoints:
• Proptosis change
• CAS
• Diplopia
Additional efficacy & safety follow-up through week 52
Key:
VRDN-003 300 mg
Placebo

[1] 600 mg loading dose given as two 300mg injections. [2] Placebo injections administered at alternating study visits to maintain study blinding across arms.

D = day, CAS = clinical activity score, Q = quarter, Q4W = every 4 weeks, Q8W = every 8 weeks, W = week

26

VIRIDIAN

VRDN-003 has the potential to transform TED treatment


VRDN-003 (SC)
VRDN-003 is engineered for a longer half-life

Leverages validated mechanism of IGF-1R inhibition in TED and **same binding domain as VRDN-001**

Engineered for a longer half-life, shown to be 40–50 days in a HV study, 4–5x that of VRDN-001

Modeling of VRDN-003 clinical data in HV indicates **VRDN-003 administered every 4 or every 8 weeks can achieve VRDN-001 exposures** shown to be clinically active in proof-of-concept studies

---

Designed for **convenient, infrequent, self-administration at home with commercially available autoinjector**

27

Source: Viridian data on file.

IGF-1R = insulin-like growth factor-1 receptor, IV = intravenous, mAbs = monoclonal antibodies, MOA = mechanism of action, SC = subcutaneous, HV = healthy volunteers.

VIRIDIAN

FcRn Inhibitor Portfolio: Expansion Beyond TED 28

FcRns have multiple large market opportunities, including Myasthenia Gravis with >$4B projected revenues by 2028 1,2 Projected WW Myasthenia Gravis FcRn Market ... with potential in additional autoimmune indications $4.3B Vyvgart Graves Other Key FcRns Disease $1.5B CIDP Approved Lupus Myositis Nephritis $2.8B Membranous Sjogren’s Nephropathy Syndrome 3 $1.2B $0.4B 2022 2023 2028 1 2 3 Other Key FcRns: Rystiggo, batoclimab, nipocalimab (includes sales across indication). Sources: Argenx Q3 2023 earning release., Evaluate Pharma., Argenx JPM 2024 Company Presentation. 29 CIDP = Chronic inflammatory demyelinating polyneuropathy, FcRn = Neonatal Fc receptor, WW = Worldwide.

VRDN-006 in vitro, multi-dose non-human primate PK, and IgG reduction data compared to efgartigimod pH-Dependent Binding Multi-Dose NHP Pharmacokinetics 5 4×10 VRDN-006 Dose 1000 Efgartigimod 5 3×10 pH 6 Efgartigimod 20 mg/kg IV WT Fc Control VRDN-006 20 mg/kg IV 5 100 2×10 5 1×10 10 pH 7.4 0 1 0 5 10 15 20 25 Concentration (nM) Time (Day) Multi-Dose NHP Pharmacodynamics Internal Target Occupancy 6 150 3×10 Dose 6 2×10 100 VRDN-006 Efgartigimod 6 1×10 50 WT Fc Control Vehicle 0mg/kg IV Vyvgart 20 mg/kg IV 0 VRDN-006 20 mg/kg IV 0 0 5 10 15 20 25 Concentration (nM) Time (Day) Non-human primates (NHPs) were dosed with IV bolus of 20mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle (n=5 / cohort) every 4-days for 4 doses. Source: Viridian data on file. 30 WT-Fc = wild type neonatal fragment, PK = pharmacokinetics, PD = pharmacodynamics, IgG = Immunoglobulin G, NHPs = non-human primates. 0.0001 0.001 0.01 0.1 1 0.01 10 0.1 100 1000 1 10 100 1000 10000 Mean Flourescence Intensity Mean Flourescence Intensity Serum Concentration IgG Response (%) [ug/mL]

VRDN-006 shows no effect on albumin or LDL in multi-dose non- human primate study VRDN-006 effect on albumin VRDN-006 effect on LDL in NHPs, compared to efgartigimod in NHPs, compared to efgartigimod 200 150 Dose Dose 150 100 100 VRDN-006 20 mg/kg IV 50 Efgartigimod 20 mg/kg IV VRDN-006 20 mg/kg IV 50 Vehicle 0 mg/kg IV Efgartigimod 20 mg/kg IV Vehicle 0 mg/kg IV 0 0 0 5 10 15 20 25 0 5 10 15 20 25 Time (Day) Time (Day) Non-human primates (NHPs) were dosed with IV bolus of 20mg/kg VRDN-006, 20 mg/kg efgartigimod (internally generated benchmark), or buffer vehicle (n=5 / cohort) every 4-days for 4 doses. Source: Viridian data on file. 31 LDL = Low Density Lipoprotein, CFB = Change From Baseline. CFB Concentrations (%) CFB Concentrations (%)

VRDN-008 is designed to be a half-life extended FcRn inhibitor with potential for best-in-class efficacy and convenience VRDN-008 demonstrates extended half-life and deep, durable reduction of IVIg in a humanized mouse model 125 100 Vehicle Efgartigimod VRDN-008 Efgartigimod 100 VRDN-008 10 75 50 1 25 0.1 0 -2 0 7 14 -2 0 7 14 21 Days Post-Dose Days Post-Dose IVIg Drug Administered Drug Administered NHP data expected in 2H 2024 Humanized mice as a model to demonstrate the IgG reduction PD effect and extended serum exposure for VRDN-008 proof-of-concept (POC) construct compared to efgartigimod. 200 mg/kg human IVIg was administered on day -2 followed by 20 mg/kg efgartigimod (internally generated benchmark) or molar equivalent of VRDN-008 POC construct. PK/PD in 32 humanized mice. Source: Viridian data on file. FcRn = neonatal Fc receptor, IgG = immunoglobulin, IVIg = intravenous immunoglobulin, NHP = non-human primates, PD = pharmacodynamics, PK = pharmacokinetics, POC = proof-of-concept. % Drug Remaining % Human IVIg Remaining

Expected catalysts across the TED and FcRn portfolios through 2026

Timeline: 2H 2024 → 2025 → 2026

Thyroid Eye Disease (anti–IGF-1R) Portfolio

Program	Catalysts
VRDN-001 Intravenous	Phase 3 **topline data for THRIVE in active TED** September 2024; Phase 3 **topline data for THRIVE-2 in chronic TED** Year-End 2024; **BLA submission** 2H 2025
VRDN-003 Subcutaneous	Initiate **pivotal program** August 2024; Phase 3 **topline data for REVEAL-1 (active TED) & REVEAL-2 (chronic TED)** 1H 2026; **BLA submission** Year-End 2026

FcRn-Targeting Autoimmune Portfolio

Program	Catalysts
VRDN-006 FcRn-targeting Fc fragment	**IND submission** Year-End 2024; **Initiate phase 1 in HVs** Early 2025; **IgG data PoC in HVs** 2H 2025
VRDN-008 Extended half-life FcRn inhibitor	**NHP data** 2H 2024

33

BLA = Biologics License Application, FcRn = neonatal Fc receptor, HV = healthy volunteers, IND = investigational new drug application, IV = intravenous, NHP = non-human primate, PoC: proof of concept, SC = subcutaneous, TED = thyroid eye disease.

VIRIDIAN